EXHIBIT B MONTHLY PAYMENT
INSTRUCTIONS AND
NOTIFICATION TO THE TRUSTEE
THE PRUDENTIAL BANK AND TRUST
COMPANY PB&T MASTER CREDIT CARD
TRUST II
                        "                         SERIES 1994-B,
        CLASS I" "The undersigned, a duly authorized
        representative
of The "
"Prudential Bank and Trust Company (_PB&T+), as Servicer
pursuant "
"to the Pooling and Servicing Agreement dated as of August
1, 1994,
" "the Series 1994-A Supplement dated as of August 1, 1994,
and "
"the Series 1994-B Supplement dated December 8, 1994" "(collectively, the ""Pooling and Servicing Agreement"") by and" "between PB&T and Bankers Trust as trustee, (the ""Trustee""), does" hereby certify as follows:
        A)      Capitalized terms used in this notice
have
their
respective
                meanings set forth in the Pooling and
Servicing Agreement;
                "provided, that the ""Preceding Monthly
Period"" shall mean
                the" Monthly Period immediately
preceding the calendar month
                in which this notice is delivered.
References herein to
                certain sections and subsections are
references to the
                respective sections and subsections of
the Pooling and
                Servicing  Agreement.  This notice is
delivered pursuant
                to Section 4.08 of the Pooling and
Servicing Agreement.
        B)      PB&T is the Servicer under the Pooling
and
Servicing
                Agreement.
        C)      The undersigned is a Servicing Officer.
        D)      The date of this notice is a
Determination
Date
under the
Pooling and Servicing Agreement.
I.      INSTRUCTION TO MAKE A WITHDRAWAL
"Pursuant to Section 4.08, the Servicer does hereby
instruct the
" Trustee (i) to make a withdrawal from the Series
Finance Charge "Account on August 14, 1996 which date is
a Transfer Date under the"
"Pooling and Servicing Agreement, in an aggregate amount
as set forth"
below in respect to the following amounts and (ii) to
apply the proceeds
of such withdrawal in accordance with Section   4.08:


        A)              Pursuant to subsection  4.08
(a):
                        (1) Interest at the Certificate
Rate for the preceding
                    Monthly Period on


the Investor Interest .......................
"$1,910,224.17
"
                        (2) Deficiency Amounts
 ...................... $0.00
        B)              Pursuant to subsection  4.08(b):
         (1) The Investor Monthly Servicing Fees
for the preceding Monthly Period
 ............
"$683,333.33
                       " (2) Accrued and unpaid
Investor Monthly Servicing Fees
 ......................
$0.00
        C)              Pursuant to subsection  4.08
(c):
                 (1) The Operating Fee Expense for the
preceding Monthly
Period.....................
"$21,183.33 "
                        (2) Accrued and unpaid Operating Fees
 .... $0.00
        D)              Pursuant to subsection  4.08 (d):
        (1) The Monthly Enhancement Fee for the
preceding Monthly
Period.....................
"$15,534.44 "
                        (2) Accrued and unpaid Enhancement
Fees .... $0.00
        E)              Pursuant to subsection  4.08 (e):
                                (1) The Program Fee for the
preceding Monthly
Period.....................
"$86,816.94 "
                        (2) Accrued and unpaid Program Fees
 ...................                     $0.00
        F)              Pursuant to subsection  4.08 (f):
                                        Aggregate Investor
                        Default Amount for the preceding Monthly
                        Period
 ................ "$3,771,866.27
"
        G)              Pursuant to subsection  4.08 (g):
                        Unreimbursed Investor Chargeoffs
 ............ $0.00
        H)              Pursuant to subsection  4.08(h):
(1) Pay to the LOC Issuer for application in
accordance with the Reimbursement
Agreement.................
"$1,909,021.07
"
                        Total
 ....................................... "$1,909,021.07
"


B-2
"Pursuant to Section 4.10, during an Amortization Period,
the Servicer"
does hereby instruct the Trustee (i) to make a withdrawal
from the
"Series Principal Account on 08/14/96, which is a Transfer
Date under"
"the Pooling and Servicing Agreement, in an aggregate
amount as set"
forth below in respect of the following amounts and (ii)
to apply the
proceeds of such withdrawal in accordance with Section
        4.10: A)  During General Amortization Period:
                (1) Monthly Total Percentage Allocation
                for preceding Monthly Period
 ................ $0.00
                (2)  Available Shared Principal
Receivable from other Principal Sharing Series in Group
One.................... $0.00
II.     NOTIFICATION TO MAKE WITHDRAWALS FROM THE CASH
COLLATERAL
ACCOUNT
"Pursuant to Section 4.11 and subsection 4.11(c), the
Servicer hereby "
"notifies the Trustee to make withdrawals on 08/14/96,
the Transfer"
"date of the current calendar month, from the Cash
Collateral Account"
in an aggregate amount as set forth in C. below and to
deposit such
amount in the Finance Charge Account:
A.      (i) The applicable Investor Percentages of
"Collections of Finance Charge Receivables," (ii)
amounts deposited with respect to "Cardholder Fees,
Recoveries,
Discount
Option" "Receivables, Ineligible Finance Charge "
Receivables and Interchange and (iii) interest "on
amounts in collection
        accounts, allocated"
to the Series Finance Charge Account for the preceding
Monthly Period  ........................ "$8,397,979.56
"
B-3
B. The sum of (a) Certificate Interest accrued during the preceding Monthly Period (plus any "past due Certificate Interest), plus (b) the" Investor
Monthly
        Servicing Fee for the preceding Monthly Period
(plus any past
        due "Investor Monthly Servicing Fee), plus (c) " the Operating
        Fee Expense (plus any past due


"Operating Fee Expense), plus (d) the Monthly "
Enhancement Fee (plus any past due
Monthly Enhancement "Fee), plus (e) the Program Fee
(plus any past due" "Program Fees), plus (f) the
Aggregate Investor" "Default Amount, if any, for the
preceding" Monthly Period
 .................................. "$6,488,958.48 "


C.      "The excess, if any, of B over A (the ""Total"
"Withdrawal Amount"") ............................"
$0.00
D.      "The excess, if any, of A over B (the Excess"
       Deposits due to Seller)
 ......................... "$1,909,021.07
"
III.    ACCRUED AND UNPAID AMOUNTS
After giving effect to the withdrawals and transfers to be made in
"accordance with this notice, the following amounts will be accrued" and unpaid with respect to all Monthly Periods preceding the current calendar month:
        A)      Subsection 4.08 (a):
                The aggregate amount of all
Deficiency


                Amounts
 ..................................... $0.00
        B)      Subsection 4.08 (b):
The aggregate amount of all accrued and
unpaid Investor Monthly Servicing Fees
 ...... $0.00
        C)      Subsection 4.08 (c):
                The aggregate amount of all
accrued and unpaid Operating Fee
Expenses.......................... $0.00
                        B-4
        D)      Subsection 4.08 (d):
The aggregate amount of all accrued and
Monthly Enhancement
Fees................. $0.00
        E)      Subsection 4.08 (e):
The aggregate amount of all accrued and
unpaid Program
Fees.................... $0.00
        F)      Subsection 4.08 (f):
The aggregate amount of all
unreimbursed Investor
Chargeoffs.................... $0.00
        "IN WITNESS WHEREOF, the undersigned has
duly executed this "
"certificate this 8th day of August, 1996."
"THE PRUDENTIAL BANK AND
TRUST COMPANY,"
Servicer
                        By:
                        Name:   Tom Mason
Joel
Rosenberg
                          Title:  Senior Vice
President
B-5

EXHIBIT C
                                FORM OF MONTHLY
CERTIFICATEHOLDER'S STATEMENT
                       "SERIES 1994-B, CLASS I"
THE PRUDENTIAL BANK & TRUST COMPANY
PB&T MASTER CREDIT CARD TRUST II
Under Section 5.02 of the Pooling and Servicing Agreement
dated as of
"August 1, 1994 and the Series 1994-A Supplement dated
August 1, 1994"
"and the Series 1994-B Supplement dated December 8, 1994"
"(collectively, the ""Pooling and Servicing Agreement"") by
and between" "The Prudential Bank & Trust Company
(""PB&T"") and Bankers
Trust, as" "trustee (the ""Trustee""), PB&T, as Servicer,
is required
to prepare" certain information each month regarding
current distributions to Series 1994-B Certificateholders
and the performance
of the PB&T
"Master Credit Card Trust (the ""Trust"") during the
previous month.
The" information which is required to be prepared with
respect to the
Distribution Date of 08/15/96 and with respect to the
performance of the Trust during the month of July is set
forth below. "Certain information is presented on the
basis of an amount of $1,000" "per series 1994-B
Certificate (a ""Certificate""). Certain other"
information is presented based on the aggregate amounts
for the Trust as a whole. Capitalized terms used in this
Statement have their respective meanings set forth in the
Pooling and Servicing Agreement.
A.      Information Regarding the Current Monthly
Distribution
"(Stated on the basis of $1,000 Original
Certificate" Principal Amount.)
        1       The total amount of the distribution to
           "Certificateholders on 08/15/96, "


                "per $1,000 original certificate
principal " amount ......................................
$4.66
        2       The amount of the distribution set forth
in
paragraph 1 above in respect of interest on
"the Certificates, per $1,000 original" certificate
principal amount ................ $4.66
        3       The amount of the distribution set forth
in
                paragraph 1 above in respect of principal
of


"the Certificate, per $1,000 original"
certificate principal amount ................
$0.00
B.      Information Regarding the Performance
of
the
Trust
        1       Collection of Principal
Receivables
The aggregate amount of Collections on
Principal Receivables processed during
the "month
of
July, 1996 which were allocated"
in respect of the Certificates
 .............. "$37,004,071.29
"
        2       Deficit Controlled Amortization
Amount
$0.00
        3       Principal Receivables in the
Trust
        (a)     "As of the end of the last day
of
July,
1996"
[the prior month] (distribution on the next
Distribution Date will be allocated based


                upon the amounts set forth
below): (1) The aggregate amount of Principal
Receivables in the Trust (which
reflects the Principal Receivables
represented by the
Seller Interest and by the Aggregate Investor
        Interests)
 ......................... "$926,122,265.13 " (2) The
amount of Principal Receivables in the Trust
represented by the Investor
        Interest of Series 1994-B.
"$410,000,000.00 "
(3) The Investor Interest of Series 1994-B
set forth in paragraph 3 (a) (2) above as a
percentage of the
        aggregate amount of Principal Receivables set
forth in paragraph
3 (a) (1) above .............................
44.27%
(b)     "As of the end of the last day of June, 1996"
      (distributions on this Distribution Date


have been allocated based upon the amounts set forth
below):
(1) The aggregate amount of Principal Receivables in
the Trust (which reflects the Principal Receivables
represented by the Seller Interest and by the
Aggregate Investor Interests)
 ......................... "$913,467,908.98
"
(2) The amount of Principal Receivables in the Trust
represented by the Investor Interest of Series 1994-B
 ............................
"$410,000,000.00
"
(3) The Investor Interest of Series 1994-B set forth in paragraph 3 (a) (2) above as a percentage of the
        aggregate amount of Principal Receivables set
forth in paragraph
3 (a) (1) above .............................
44.88%
                         C-2
4       Delinquent Balances
    The aggregate amount of outstanding balances


in Accounts which were delinquent as of the
end of the day on:
1/1/04
Receivables
(a) 31 - 60 days:.............. $0.00
1.94%
(b) 61 - 90 days: ............. $0.00
1.26%
(c) 91 - 120 days: ............ $0.00
1.17%
(d) 121 - 150 days: ........... $0.00
0.99%
(e) 151 - 180 days: ........... $0.00
0.98%
(f) 181 - 190 days: ........... $0.00
0.92%
                Total:          $0.00
7.26% 5                 Investor Default
Amount
        The aggregate amount of all defaulted
        Principal Receivables written off as
"uncollectible during the
      month of July," 1996 allocable to the
Investor Interest "for Series 1994-B (the
""Aggregate Investor" "Default Amount"")
 ............................" "$3,771,866.27
"
6       Investor Charge Offs
(a) The excess of the Aggregate Investor Default
Amount set forth in paragraph 5 "above,
              over the amount of the
withdrawals " from the Cash
Collateral Account made to
reimburse the Trust
                 for such amount written
"off (an ""Investor Charge Off"")
 .............." $0.00
(b) The amount of the Investor Charge Offs
"set forth in paragraph 6 (a) above, per $1,000" original certificate principal amount


(which "will have the effect of reducing,
pro rata," the amount of each
Certificateholder's investment
 .................................. $0.00
                        (c) The aggregate amount
of Investor Charge Offs
reimbursed on the Transfer Data
immediately preceding such Distribution Data
 ........................................
$0.00
(d) The amount of the reimbursed Investor
Charge Offs set forth in paragraph 6 (c)
"above,
per
$1,000 original certificate" principal amount
 ............................ $0.00
                              C-3
        7               Investor Servicing Fee
                        The amount of the Investor Monthly
Servicing Fee payable
by the Trust to the Servicer
"for the month of  July, 1996 .............."
"$683,333.33
"
        8               Available Cash Collateral Amount
                        The amount available to be withdrawn
                        from the Cash Collateral Account as of
                        the close
"of business
                        on 08/14/96 (the ""Transfer" "Date""),
after giving
                        effect to all with-" "drawals, deposits
and payments to
                        be made in"


respect of the preceding months ............. "$10,802,838.03
"
The Required Cash Collateral Amount on the
Transfer Date ...............................
"$26,650,000.00 "
        9               Available LOC Amount
The available LOC amount as of the close "of
business on 08/14/96 (the ""Transfer"
"Date"").....................................
 ."
"$32,800,000.00
"
        9.A             The Required Enhancement Amount on
the
                         Transfer Date
 ............................... "$59,450,000.00 "
        10              Deficit Controlled Amortization
Amount
With respect to the next succeeding Monthly
"Period, the amount, if any, by which the" Controlled Distribution Amount exceeds the "Monthly Total Percentage Allocation, deter" mined as of the last day of the
preceding month
 .......................................
$0.00
C.      The Pool Factor
                        The Pool Factor for the  Record Date
                        0630 96 (which represents the ratio of
                        the amount of the Investor Interest
                        for Series 1994-B



as of such Record Date (adjusted after
taking into account any reduction in the Investor Interest which will occur on the following Distribution Date) to the Initial Investor Interest for Series 1994-B). The amount of a Certificateholder's pro rata share of the Investor Interest for Series 1994-B can be determined by multiplying the original denomination by the Pool Factor
 .............................
                1
C-4
D.      Other Information
                Currently Effective Fixed Rate
Receivable
Percentage.....................................
45.00%
Interest Rate Cap Amount for the Transfer Date
immediately preceeding the Distribution
Date................
"$185,000,000.00 "
                Portfolio
Yield................................................
13.54%
 Base Rate.....................................
7.95%
                Excess Spread Percentage for the prior
                Monthly
Period................................. 5.72%
                Currently Effective Three Month Average
                Excess Spread
Percentage........................................
                5.79%



                        "THE PRUDENTIAL BANK AND TRUST
COMPANY,"
Servicer
By:
                        Name:   Tom Mason          Joel
Rosenberg
                        Title:  Senior Vice President
                                C5 Schedule
to Monthly

        Servicer's Certificate
                                with
respect to the
                                Series
1994-B
Certificates
                THE PRUDENTIAL BANK & TRUST COMPANY
_________________________________________________
         __ "PB&T MASTER CREDIT CARD TRUST II,
        SERIES 1994-
B, CLASS
                I"
_________________________________________________
__ 1    The aggregate amount of the Investor
Percentage


of Collections of Principal Receivables
processed by the Servicer pursuant to Section
4.06 during
the preceding Monthly Period was equal to .......
"$37,004,071.29
" 2             The aggregate amount of the Investor
Percentage
of


                Collections of Finance Charge
Receivables (including amount
deposited with respect to Interchange and the Investor Percentage of Recoveries) processed by the Servicer during
the preceding Monthly Period was equal to .......
"$5,688,124.05
"
a.              The aggregate amount of the Investor
Percentage
of Collections of Finance Charge Receivables
                (excluding amount deposited with respect to
Interchange and the
Investor Percentage of Recoveries) processed by the
Servicer
                pursuant to Section 4.06 during the preceding
Monthly Period was equal to .............................
"$5,252,055.42
"
b. The aggregate amount of Interchange to be deposited in the Series Finance Charge Account with respect to the Series 1994-B
Certificates (pursuant to
Section 3 (c) of the Series 1994-B Supplement) on the
Transfer Date of the current


calendar month is equal to ......................
"$341,637.00
" c.            The aggregate amount of Investor Percentage
of
                Recoveries deposited in the Series Finance
Charge Account with
                respect to the preceding
Monthly Period was equal to
 ..................... "$94,431.64
"
3               The aggregate amount of Investor
Percentage
of


amounts with respect to Cardholder Fees deposited into the Series Finance Charge Account on or before the Transfer Date during the current Monthly Period with respect to the prior
Monthly Period is equal to ................ "$491,426.95 " 4
The aggregate amount of Investor Percentage of
                amounts with respect to Ineligible Finance
                Charge Receivables deposited into the Series
                Finance Charge Account
on or before
                the Transfer Date during the current Monthly
Period with respect
                to the prior Monthly Period is


equal to ........................................
$0.00
5               The aggregate amount of Investor Percentage of
                amounts with respect to Discount Option
Receivables deposited
                into the Series Finance Charge Account on or
before the Transfer
                Date during the current Monthly Period with
respect to the prior Monthly Period is equal to .........
"$2,218,428.56
"
6               The aggregate amount of funds deposited into


the Seller's Account in connection with Credit
Adjustments and Ineligible Principal
Receivables with respect to the previous
Monthly Period is equal for ......................
$0.00
7               The aggregate amount of funds on
deposit
in
the
Series Finance Charge Account allocable to the
Series 1994-B Certificates with respect to Collections processed as of the end of the last day of the preceding Monthly Period was
equal


to
 ..............................................
"$8,397,979.56
"
8               The aggregate amount of funds on
deposit
in
the
Series Principal Account allocable to the Series 1994B
Certificates with respect
to Collections processed as of the last day of the
preceding Monthly Period was equal to ...........
$0.00
9               The aggregate amount of funds on
deposit
in
the
Seller's Account allocable to the Series 1994-B
Certificates as of the Transfer Date is equal to
 ..............................................
$0.00
10              The Total Withdrawal Amount required
to
be
made
from the Cash Collateral Account pursuant to Section
4.08 on the Transfer Date in the current calendar
month is equal to .............. $0.00
11              The aggregate amount to be withdrawn
from
the
Series Finance Charge Account and paid in accordance
with the Loan Agreement pursuant to subsection 4.08
(h) on the Transfer Date on
the current calendar month is equal to ..........
"$1,909,021.07 "
12              The Cash Collateral Account Surplus
on
the
        Transfer Date in the Current calendar month
is
equal to ........................................
$0.00
                                                S-2
13              The aggregate amount to be withdrawn
from the


                Cash Collateral Account and to be
paid in accordance with the Reimbursement Agreement
on the Transfer Date on the current calendar month
is equal
to
 ........................................
$0.00
14              The Available Cash Collateral
Amount
on
the
"Transfer Date of the current calendar month,"
after
                giving effect to the deposits
and "withdrawals specified above, is equal to
 ........" "$10,802,838.03 "


15              The amount of interest payable
to
the
Series
                1994-B Certificateholders on the
Distribution


Date in the current calendar month is equal
        to
 ..............................................
"$1,910,224.17 "
16      The amount of principal payable to the
Series
1994-B Certificateholders on the Distribution
                Date in the current calendar
                month
is equal to
 ..............................................
$0.00
17      The sum of all amounts payable to the
Series
1994-B Certificateholders on the Distribution
Date in the current calendar month is equal
        to
 ..............................................
"$1,910,224.17 "
18      "To the knowledge of the undersigned, no"
        Series 1994-B Pay Out event or Trust Pay


        Out Event has occurred except as described below:

                                None "IN WITNESS WHEREOF, the undersigned
                                has duly
executed
this" "certificate this 8th day of August, 1996."
                                        "THE PRUDENTIAL BANK AND TRUST
                                                        COMPANY," Servicer
By:
                                        Name:   Tom Mason         Joel
Rosenberg
                                        Title:  Senior Vice President
                                                                EXHIBIT A
                                                                to
Loan Agreement
        MONTHLY PAYMENT CERTIFICATE
PRUDENTIAL BANK AND TRUST
COMPANY
              PBT&T MASTER CREDIT CARD TRUST SERIES 1994-A
The undersigned is a duly authorized representative of The
Prudential Bank & Trust
Company
"(_PB&T+), as Servicer under the Loan Agreement dated as of
August 10, 1994 (The ""Loan Agreement"")
" "among Bankers Trust, as Trustee (the _Trustee+), PB&T, and
DaiIchi Kangyo Bank Ltd., Chicago "
"Branch, as Agent (the ""Agent"") and initial bank (the ""Bank""
and, as collectively with the Asignees,
the" """Banks"") does hereby certify as follows:"
        (a)                     Capitalized terms used in this certificate
have
the respective meanings set forth
                                "in the Loan Agreement, and references
herein to certain sections and subsections "
                                are references to the respective sections
and subsections of the Loan Agreement.
        (b)                     PB&T is the Servicer under the Loan
Agreement.



        (c) "The undersigned is duly authorized by PB&T, as Servicer, to instruct the Trustee
"
                to make the payments designated herein.
        (d)     The total amount of Available Funds and
Earnings
equals:
"2,365,225.36"
        (e)     The Unpaid Loan Amount equals:
"47,250,000.00"
        (f)     The Spread Account Deficiency equals:
"23,643,770.38"
I.      "Fees, Expenses and Other Amounts."
             "Pursuant to Section 2.11, the Servicer hereby directs the Trustee to make the "
        following payments to the Agent for application to the Banks out of the total amount of
Available Funds and Earnings (see (d) above):
        -1      Amounts payable to the Banks under Section
2.3.
                (A)     Monthly Loan Fee
"23,821.88"
                (B)     Agent_s out-of-pocket expenses
0
                (C)     Total amount payable under
0
                              Section 2.3.
                         (A + B + C)
"23,821.88"
        -2      Amounts payable to the Banks under
                        Section 2.7.
0
        -3      Amounts payable to the Banks
under
                        Section 2.8.
0
        -4      [Section 4.10 Repayment
Amount]
Amount not otherwise paid by Seller or
Servicer pursuant to Section 2.9 (b)
(i)].
                        0
        -5      "Total amount payable under
Sections
2.3,"
                        "       2.7, 2.8, and
2.9."
                        ((1) (E) + (2) + (3) +
(4) + (5)) "23,821.88"
        -6      Remaining Available Funds and
Earnings
((d) - (I) (5))
"2,341,403.48"
II.     Interest.
        -1      Interest payable to the Banks under Section
2.3
                        (excluding interest otherwise paid
pursuant
                        to Section 2.3 (c))
"228,490.24"



        -2      Remaining Available Funds and Earnings
                ((I) (6) - (II) (1))
"2,112,913.24"
III.    Spread Account Deficiency.
        -1      Spread Account Deficiency payable to the
Banks for application to the Unpaid Loan
Amount.
                                        (Lesser of (f) and
(II) (2)) "2,112,913.24"
        -2      Unpaid Loan Amount on Transfer date
"51,750,000.00"
        -3      Remaining Available Funds and Earnings
                                        ((II) (2) - (III)
(1)) 0
IV.     Finance Charge Shortfall Amounts
        -1      Available Funds and Earnings to support other
Finance
                                Charge Sharing Series in
Group One. 0
        -2      Finance Charge Shortfalls in other Finance
Charge
Sharing
                       Series in Group One.
N/A
        -3      "If a Finance Charge Shortfall exists in 1994-
A,
"
                                Available Funds and Earnings
from other Finance Sharing Series
N/A
        -4      Allocable Finance Charge Percentage
100%
        -5      Remaining Available Funds and Earnings
0
V.      Principal Shortfall Amounts
        -1      Available Funds and Earnings to support other
Principal
Sharing Series in Group One.
0
        -2      Principal Shortfalls in other Principal Sharing
                         Series in Group One.
N/A
        -3      "If a Principal Shortfall exists in 1994-
A,
"
                Available Funds and Earnings from other
Principal Sharing Series
N/A
        -4      Allocable Principal Shortfall
Percentage
100%
        -5      Remaining Available Funds and Earnings
0

VI.     Remaining Amount
        -1      Remaining Available Funds
                        and Earnings payable to PB&T
0
                                "THE PRUDENTIAL BANK
AND TRUST COMPANY,"
                                Servicer
                                By:
Name:  Joel
Rosenberg Title:
Senior Vice
President
The Prudential Bank and Trust Company
For Monthly Period ended:  __                 _
7/31/96
Interest Period (# of days):  _______________
31
Date of this Report:   8/8/96
"Period (Revolving, Controlled Amortization or Rapid
Amortization):"
                ___________Revolving
_________ A.    Excess Spread Calculation (per Loan
Agreement):
1/2/04  Collections of Finance Charge Receivables
(excluding "$5,764,622.32 " Interchange and
Recoveries) (Schedule to the Monthly Servicer's
Certificate
2.a.)
1/3/04  Cardholder Fees (Schedule to the Monthly
Servicer's "$539,387.06
        " Certificate 3.)
1/4/04  Ineligible Finance Charge Receivables
(Schedule $0.00
       to the Monthly Servicer Certificate 4.)
1/5/04  Discount Option Receivables (Schedule to the
"$2,434,932.96 "
        Monthly Servicer Certificate 5.)


1/6/04  Interchange (Schedule to the Monthly
Servicer "$375,000.00
"
        Certificate 2.b.)
1/7/04  Recoveries (Schedule to the Monthly
Servicer


"$103,647.56
        " Certificate 2.c.)
6.A     Earnings on Cash Collateral Account
"$277,361.67 "
1/8/04  Sum of all spread components (A1 + A2 + A3 +
A4 + "$9,494,951.57
"
        A5 + A6 + A6.A)
1/9/04  Certificate of Interest to be paid on
Distribution "$2,239,750.00
"
       Date (Schedule to the Monthly Servicer
Certificate 17.)
1/10/04 Investor Monthly Servicing Fee (Monthly
Certificate"$750,000.00
"
        holders_ Statement 7.)
1/11/04 Monthly Loan Fee
"$23,821.88 "
1/12/04 Aggregate Investor Default Amount (Monthly "$4,139,976.21 " Certificate holders_ Statement B.5)
1/13/04 Reimbursement of Investor Charge Offs
(Monthly $0.00
        Certificate holders_ Statement B.6.c.)
1/14/04 Interest on principal balance of outstanding
Unpaid "$228,490.24
"
        Loan Amount
1/16/04 Commitment Fee on Unutilized Loan Commitment
$0.00
        (B15 * .50% * X/360)
1/17/04 Sum of all expenses (A8 + A9 + A10 + A11 +
A12 + "$7,382,038.33
"
        A13 + A15)
1/18/04 Excess spread (A7 - A16)
"$2,112,913.24
"
1/19/04 Excess spread Percentage for Monthly Period
5.63%
        (A17/B1 * 12)
B.      Spread Account Cap and Unpaid Loan Amount
1/2/04  Investor Interest on the first day of the Monthly
Period "$450,000,000.00
"
1/3/04  Investor Interest on the last day of the Monthly
Period "$450,000,000.00
"
1/4/04  Average Excess Spread Percentage for three
preceding 5.68%
        Monthly Periods
1/5/04  Average Excess Spread Percentage for twelve
preceding 4.17%
        Monthly Periods
1/6/04  Spread Account Cap for preceding Monthly Period
"$33,750,000.00
"
1/7/04  Spread Account Trigger
                        "(After December 8, 1994)"
        Upward Trigger (Monthly):
        a)              "If  B3 <=3.00% but B3 >= 2.00%, then
B7
=
9,000,000"
        b)              "If B3 < 2.00%, then B7 = $13,500,000"
1/8/04  Applicable Spread Account Cap for next succeeding
"$29,250,000.00
"
        "Transfer Date (B6a, B6b, if applicable,"
        otherwise B5)
1/9/04  Required Cash Collateral Amount
"$81,000,000.00 "
        a)              if Revolving Period or Controlled
Amortization
Period
                "(the greater of 18.00% * B2 and $9,000,000)"
        b)              "if Rapid Amortization Period, the
Required
Cash
Collateral"
                                Amount on preceding Transfer
Date 1/10/04 Cash Collateral Amount as of the last Transfer
Date "$57,356,229.62
"
9A.     Cash Collateral Amount on the next succeeding Transfer
Date
"$63,522,145.01
"
1/11/04 Unpaid Loan Amount as of last Transfer Date
(after "$47,250,000.00
"
application of Available Funds and Earnings as per
Section 2.11 of Loan Agreement and after any
Additional Loans)
1/12/04 Spread Account Amount on the next
succeeding "$11,772,145.01 " Transfer Date prior
to the making of any Additional
        Loans (B9A - B12)
1/13/04 Unpaid Loan Amount as of the
next succeeding Transfer
"$51,750,000.00
"
Date prior to the making of any Additional Loans
(after application of Available Funds and Earnings
as per Section 2.11 of the Loan Agreement)
1/14/04 Additional Loan Amount
$0.00
13A.    Seller's Collateral Account Amount after
the
making
of
any
"$11,772,145.01
"
        Additional Loan (B11-B13)
1/15/04 Seller's Collateral Account Deficiency (B7
B13) "$17,477,854.99
"
1/16/04 Unutilized Loan Commitment as of the last
Transfer "$9,000,000.00
"
        "Date ($56,250,000 - B10)"
C.      Calculation of Minimum Seller Interest
1/2/04  Minimum Aggregate Principal Receivables
"$905,263,520.00
       " (105.2632% * aggregate Initial Investor
Interests) 1/3/04  Minimum Seller Interest (5.00% *
C1) "$45,263,176.00
"
1/4/04 Lowest Average Seller Interest for any thirty-day "$47,710,092.58
"
     period during the preceding Monthly Period


      (computed  on the Schedule 1 to Exhibit B)
1/5/04 Breach of Minimum Seller Interest during the No preceding Monthly Period (_Yes+ or
_No+)
1/6/04  Deficiency in Minimum Seller
Interest
(C2 C3) 0